                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 6, 2003


                    REPUBLIC ENGINEERED PRODUCTS HOLDINGS LLC
               (Exact Name of Registrant as Specified in Charter)



Delaware                            333-100581-04          35-2194249
State or Other Juris-               (Commission            (IRS Employer
Diction of Incorporation)           File Number)           Identification No.)


3770 Embassy Parkway                Akron, Ohio                  44333-8367
(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code:  (330) 670-3000

Item 3.  Bankruptcy or Receivership.

         On October 6, 2003, Republic Engineered Products Holdings LLC and some of its subsidiaries filed petitions under chapter 11 of title 11 of the United States Code, 11 U.S.C. sections 101-1330 (as amended, the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division.

         The chapter 11 cases have been assigned to Judge Marilyn Shea-Stonum and designated as case Numbers 03-55120 (Republic Engineered Products LLC), 03-55118 (Republic Engineered Products Holdings LLC), and 03-55121 (Blue Steel Capital Corp.). Each of these entities will continue to operate its business and manage its property as a debtor in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

Item 7.  Financial Statements and Exhibits.

 Exhibit No.            Exhibit
        99.1                Press Release dated October 6, 2003

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  REPUBLIC ENGINEERED PRODUCTS
                                  HOLDINGS LLC



Date: October 7, 2003              By:      /s/ Joseph A. Kaczka
                                        ---------------------------------------
                                        Chief Financial Officer, Vice President,
                                        Finance and Controller, Treasurer and
                                        Secretary